SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

Wells Fargo Advantage Wisconsin Tax-Free Fund

(the “Fund”)

I.             At a meeting of the Fund's shareholders held on August 6, 2015, shareholders of record as of

May 27, 2015 voted to approve a proposal to allow the Fund to operate as a non-diversified investment company.

In connection with the foregoing, effective immediately, the prospectuses and Statement of Additional Information (“SAI”) for the Fund are revised as follows:

In the prospectuses, the sections entitled “Principal Investment Strategies” for the Fund are revised to add the following sentence:

“The Fund is considered to be non-diversified.”

In the Fund's prospectuses the following disclosure is added to the section entitled "Description of Principal Investment Risks":

Non-diversification Risk: A Fund that is considered "non-diversified" under the 1940 Act may invest a greater percentage of its assets in the securities of a single issuer than a fund that is considered "diversified" (a "diversified" investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer’s outstanding voting securities). A non-diversified fund is therefore more vulnerable to market or economic events impacting issuers of individual portfolio securities than a “diversified” fund.  Default by the issuer of an individual security in such a Fund’s portfolio may have a greater negative effect on the Fund’s returns or net asset value than a similar default in a diversified portfolio.  A non-diversified fund’s performance may be disproportionately impacted by the performance of relatively few securities.

In the SAI, the below sentence on the front cover is revised as follows:

Current	Revised

Each Fund, except the California Tax-Free Fund, Colorado Tax-Free Fund and North Carolina Tax-Free Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund, except the California Tax-Free Fund, Colorado Tax-Free Fund, North Carolina Tax-Free Fund and Wisconsin Tax-Free Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the SAI, the section entitled “Fundamental Investment Policies” on page 3 is revised to make the following edits to Fundamental Investment Policy number two, which relates to diversification:

Current	Revised
(2) except for the California Tax-Free Fund, Colorado Tax-Free Fund and North Carolina Tax-Free Fund,	(2) except for the California Tax-Free Fund, Colorado Tax-Free Fund, North Carolina Tax-Free Fund and Wisconsin Tax-Free Fund,

August 6, 2015	MIIV085/P1106SP2